SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report: March 15, 1999
(Date of earliest event reported)


                    Nomura Asset Securities Corporation
              Commercial Mortgage Pass-Through Certificates
                             Series 1998-D6
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          (Exact Name of registrant as specified in its charter)

Delaware                   33-48-48-1-06                 13-3672336
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(State or Other Juris-     (Commission               (I.R.S. Employer
diction of Incorporation)   File Number)              Identification Number)


Two World Financial Center, Building B, New York, New York      10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:     212-667-9300
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               This Document contains exactly 231 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the March 15, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.       Description



5.1             99                Monthly distribution report pursuant to
                                  Section 4.02 of the Pooling and
                                  Servicing Agreement for the
                                  distribution on March 15, 1999

5.2             99                Comparative Financial Status
                                  Report as of  03/11/99

                                  Delinquent Loan Status Report as of
                                  03/11/99

                                  REO Status Report as of 03/11/99

                                  Watch List as of 03/11/99

                                  Historical Loan Modification Report
                                  as of 03/11/99

                                  Historical Loss Estimate Report as of
                                  03/11/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          AMRESCO SERVICES, L.P., IN
                                          ITS CAPACITY AS SERVICER
                                          UNDER THE POOLING AND
                                          SERVICING AGREEMENT ON
                                          BEHALF OF  ASSET SECURITIZATION
                                          CORPORATION, REGISTRANT

                                          By: _________________
                                                Daniel B. Kirby,
                                                Senior Vice President


                                          By:  _________________
                                                 Sean D. Reilly
                                                 Vice President


Date: March 19, 1999

                         EXHIBIT INDEX



                      Item 601(a) of
                      Regulation S-K
      Exhibit No.     Exhibit No.       Description


      5.1             99                Monthly distribution report pursuant to
                                        Section 4.02 of the Pooling and
                                        Servicing Agreement for the
                                        distribution on March 15, 1999


      5.2             99                Comparative Financial Status
                                        Report as of  03/11/99

                                        Delinquent Loan Status Report as of
                                        03/11/99

                                        REO Status Report as of  03/11/99

                                        Watch List as of  03/11/99

                                        Historical Loan Modification Report
                                        as of  03/11/99

                                        Historical Loss Estimate Report as of
                                        03/11/99